THE FIRST TRUST(REGISTERED TRADEMARK) SPECIAL SITUATIONS TRUST, SERIES 157

          DORSEY, WRIGHT SECTOR TRUSTS, PRECIOUS METALS SERIES 1

           Supplement to the Prospectus dated November 14, 1996

Notwithstanding anything to the contrary in the Prospectus, the total maximum sales charge which may be assessed to Unit holders on a per Unit basis is 4.9% of the Public Offering Price (equivalent to a maximum of 5.152% of the net amount invested, exclusive of the deferred sales charge).

January 3, 1997